UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

McAfee Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39651	84-2467341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 America Center Drive, San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 622-3911

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	MCFE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2021, the Board of Directors (the “Board”) of McAfee Corp. (the “Corporation”) appointed Emily Rollins to the Board. Rollins’s initial term as a director will expire at the Corporation’s 2023 annual meeting of stockholders. Rollins will serve on the Audit Committee of the Board. The Corporation intends to enter into a standard form of indemnification agreement with Rollins, in the form that is filed as Exhibit 10.36 to the Corporation’s Registration Statement on Form S-1 (File No. 333- 249101), filed with the Securities and Exchange Commission on October 13, 2020.

Rollins has served in various positions at Deloitte & Touche LLP from September 1992 to September 2020, including most recently as an Audit & Assurance Partner, specializing in the technology, venture capital and life sciences industries. Rollins currently serves on the board of Dolby Laboratories, Inc. and on the board and audit committee of Xometry, Inc. Rollins holds a B.A. in Accounting and International Relations from Claremont McKenna College.

In addition, as previously announced on September 28, 2021, Terry Hicks departed from his position as McAfee’s Executive Vice President and General Manager, Consumer Business, effective October 1, 2021. In connection with his departure, the Corporation and its affiliate Foundation Technology Worldwide LLC (“FTW”) agreed that Hicks would remain eligible to vest in his McAfee restricted stock units and FTW management incentive units that are otherwise eligible to vest on October 21, 2021 and to provide him with three months’ continuation of executive financial advisory services.

The foregoing description of the agreement with Hicks does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to a subsequent periodic report filed with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the appointment of Emily Rollins to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 7, 2021

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McAfee Corp.

Date: October 7, 2021	By:	/s/ Sayed Darwish
Sayed Darwish
Senior Vice President and Chief Legal Officer